Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitments and contingencies
Commitments and contingencies

8. Commitments and contingencies

(a)  Lease

On April 22, 2014, we entered into a 48‑month building lease for approximately 3,000 square feet of space in Radnor, Pennsylvania. The lease has annual rent escalations. We obtained access to the newly leased space on August 1, 2014, and this was considered the lease commencement date for accounting purposes. Thus, rent expense began on this date and is recognized on a straight‑line basis over the term of the lease.

In March 2015, the Company entered into a 52‑month building sublease agreement for 14,743 square feet of office space in Trevose, Pennsylvania. The lease has annual rent escalations and is recognized on a straight‑line basis over the term of the lease.  As a result of this lease, we vacated the previously leased Radnor, Pennsylvania facility as of April 13, 2015 and determined that the Radnor, Pennsylvania facility was not likely to be utilized during the remaining lease term and as such we commenced efforts to sublease the facility. The Company recorded a liability as of the April 13, 2015 cease‑use date of $0.1 million for the estimated fair value of its obligations under the lease. The most significant assumptions used in determining the amount of the estimated liability are the potential sublease revenues and the credit‑adjusted risk‑free rate utilized to discount the estimated future cash flows.

As of December 31, 2016, future minimum commitments under facility operating leases were as follows (in thousands):

Operating
leases

2017	$311
2018	319
2019	184
Total minimum lease payments	$814

Rent expense recognized under our operating lease, including additional rent charges for utilities, parking, maintenance and real estate taxes, was $275,000,  $254,000 and $83,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

(b)  License Agreements

Cornell Center for Technology Enterprise and Commercialization

In 2011, a license agreement was executed between BioPancreate and the Cornell Center for Technology Enterprise and Commercialization (CCTEC). Under the terms of the license agreement, BioPancreate obtained certain rights from the CCTEC for commercial development, use and sale of products that use the technology associated with the license. We are obligated to make milestone payments upon the achievement of certain regulatory and clinical milestones up to $2.6 million in the aggregate. For years in which licensed products are sold, we are required to pay a royalty based on a low single‑digit percentage of net sales. The minimum annual royalty in such years is $100,000.  In the event the product is sublicensed, up to $3.5 million of certain fees we receive that are not earned royalties or reimbursements for direct costs are due to CCTEC upon achievement of certain regulatory and clinical milestones.

In October 2016, our wholly owned subsidiary, BioPancreate Inc., provided a notice to Cornell University, through its Cornell Center for Technology Enterprise and Commercialization ("CCTEC"), in accordance with the terms of its agreement with CCTEC entered into in March 2011, of the termination of the agreement. The notice was provided in accordance with our decision to terminate our development program for BP-2002, a gene-modified probiotic in pre-clinical development for the potential treatment of type 1 and 2 diabetes that was the subject of the agreement. We recorded an impairment charge of $5.2 million during the year ended December 31, 2016, which represented the value of the intangible asset we had previously capitalized related to the license agreement.

Antisense Therapeutics

In May 2015, we entered into an exclusive license agreement, or the Antisense License Agreement, with Antisense Therapeutics that provided us with development and commercialization rights to Antisense Therapeutics’ product candidate, ATL1103, for endocrinology applications (specifically excluding the treatment of any form of cancer and the treatment of any complications of diabetes). We refer to this product candidate as COR‑004. Under the terms of the Antisense License Agreement, we paid Antisense Therapeutics an initial upfront license fee of $3.0 million in cash which was recorded as research and development expenses.  We also invested $2.0 million in Antisense Therapeutics equity which was initially recorded as a non-current other asset for $1.1 million with the difference constituting the cost of the license which was recorded as research and development expense. The terms of the Antisense License Agreement provided that we could terminate the Antisense License Agreement upon 90 days’ prior written notice to Antisense Therapeutics if we believed the further development and commercialization of COR‑004 was no longer feasible due to a material change that was beyond our control. If, however, it is determined that we terminated the Antisense License Agreement for convenience, we would be required to pay Antisense Therapeutics a $2.0 million termination fee.

In April 2016, we executed an agreement (the "Settlement Agreement") with Antisense Therapeutics ("Antisense") to terminate the exclusive license agreement (the "Antisense License Agreement") that we and Antisense entered into in May 2015. Pursuant to the terms of the Settlement Agreement, we have made a one-time payment of approximately $770,000 to Antisense and returned to Antisense, for no consideration, the shares of Antisense owned by us. We also agreed to transfer to Antisense all data, reports, records and materials resulting from our development activities and all ATL1103 drug compound in our possession. The settlement agreement provides for the release by each party of all obligations and liabilities under the Antisense License Agreement. In connection with the settlement and return of shares, we recorded $1.1 million of expense within other (expense)/income.

(c) Commitments to Taro Pharmaceuticals Industries Ltd.

In December 2016, we acquired the U.S. marketing rights to Keveyis® (dichlorphenamide) from a subsidiary of Taro Pharmaceutical Industries Ltd. (“Taro”).  Keveyis is approved in the U.S. to treat hyperkalemic, hypokalemic and related variants of primary periodic paralysis, a group of rare hereditary disorders that cause episodes of muscle weakness or paralysis.  Keveyis has received orphan drug exclusivity status in the U.S through August 7, 2022.  Under the terms of an asset purchase agreement, we paid Taro an upfront payment in two installments of $1 million in December 2016 and $7.5 million in March 2017, and will pay an aggregate of $7.5 million in potential milestones upon the achievement of certain product sales targets.  Taro has agreed to continue to manufacture Keveyis for us under an exclusive supply agreement through the orphan exclusivity period.  We are obligated to purchase certain annual minimum amounts of product totaling approximately $29 million over a six-year period.  The supply agreement may extend beyond the orphan exclusivity period unless terminated by either party pursuant to the terms of the agreement. If terminated by Taro at the conclusion of the orphan exclusivity period, we have the right to manufacture the product on our own or have the product manufactured by a third party on our behalf.